STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 9/17/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 105 13,832,881 $17 $31,775,639 $25,933,283 $5,842,356 1.2 Ground Lease 21 2,964,686 $22 $9,875,983 $7,089,226 $2,786,757 1.4 Total 126 16,797,567 $17 $41,651,621 $33,022,509 $8,629,113 1.3 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 32 4,100,176 2 > $ 1.9 31 4,187,454 3 > $ 1.7 31 4,076,008 4 < $ 1.7 32 4,433,929 Total 126 16,797,567 (A) Reflects financial activity from May 5, 2024 through August 3, 2024 (Fiscal Q2 2024) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended August 3, 2024(A) Fiscal Quarter Ended August 3, 2024(A) Page 1

Quarterly Reporting Package 9/16/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $20.4 32 3,831,433 $28 17.2% 1.8 > $16.2 31 4,062,180 $18 15.6% 1.4 > $13.2 31 4,109,035 $15 12.3% 1.0 < $13.2 32 4,794,919 $10 7.8% 0.6 Total 126 16,797,567 $17 $41,651,621 14.2% 8,629,113 1.3 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 86 10,688,308 $21 16.2% 1.6 <= {1.0}x 40 6,109,259 $12 8.0% 0.6 Total 126 16,797,567 $17 $41,651,621 14.2% 8,629,113 1.3 (A) Reflects financial activity from May 5, 2024 through August 3, 2024 (Fiscal Q2 2024) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended August 3, 2024(A) Fiscal Quarter Ended August 3, 2024(A) Page 2

Quarterly Reporting Package 9/16/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 105 13,832,881 $72 $135,766,562 $103,011,722 $32,754,840 1.3 Ground Lease 21 2,964,686 $93 $41,975,959 $28,593,163 $13,382,796 1.5 Total 126 16,797,567 $76 $177,742,521 $131,604,884 $46,137,636 1.4 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.3 32 4,158,191 $107 $71,410,764 $47,413,093 1.5 2 > $ 7.3 31 4,137,550 $76 $45,950,463 $33,893,584 1.4 3 > $ 6.7 31 4,067,897 $73 $41,150,578 $28,559,255 1.4 4 < $ 6.7 32 4,433,929 $50 $19,230,715 $21,738,952 0.9 Total 126 16,797,567 $76 $177,742,521 $131,604,884 $46,137,636 1.4 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from July 30, 2023 through August 3, 2024 (TTM July 2024) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 9/16/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $91.7 32 3,782,533 $119 17.0% 1.8 > $73 31 4,044,612 $81 14.8% 1.5 > $58.5 31 4,188,955 $66 12.7% 1.2 < $58.5 32 4,781,467 $46 7.8% 0.7 Total 126 16,797,567 $76 $177,742,521 13.9% $46,137,636 1.4 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 85 10,423,885 $88 16.1% 1.7 <= {1.0}x 41 6,373,682 $58 8.3% 0.7 Total 126 16,797,567 $76 $177,742,521 13.9% $46,137,636 1.4 (B) Reflects financial activity from July 30, 2023 through August 3, 2024 (TTM July 2024) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended August 3, 2024(A) Trailing 12 Months as of August 3, 2024(C) -7.7% -6.9% Yes N/A $1,554 N/A Fiscal Quarter Ended August 3, 2024(A) Trailing 12 Months as of August 3, 2024(C) 204 204 457 457 80.6 80.6 (A) Reflects financial activity from May 5, 2024 through August 3, 2024 (Fiscal Q2 2024) (B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of August 3, 2024 (B) Reflects financial activity from July 30, 2023 through August 3, 2024 (TTM July 2024) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5